Exhibit 99.1

FOR IMMEDIATE RELEASE

XCEL BRANDS ANNOUNCES FIRST QUARTER 2016 FINANCIAL RESULTS

Company Reports Double-Digit Year-Over-Year Revenue Growth of 27% to $8.4 Million

First Quarter Adjusted EBITDA of $2.0 million and Non-GAAP Earnings per Diluted Share of $0.07

Company Announces Successful Launch of C. Wonder on QVC

NEW YORK, NY (May 9, 2016) – Xcel Brands, Inc. (NASDAQ: XELB) (“Xcel” or the “Company”), a brand development and media company, today announced its financial results for the first quarter ended March 31, 2016.

“We are pleased to announce a strong start to 2016 in which we achieved double-digit top-line growth propelled by our brands and differentiated business model,” said Robert W. D'Loren, Xcel's Chairman and Chief Executive Officer. “These positive results reflect the continued execution of our strategic plan. Looking ahead, we remain confident in our ability to drive increased long-term shareholder value as we continue to invest in and leverage our operating platform.”

First Quarter 2016 Financial Results

Total revenue for the first quarter of fiscal 2016 increased 27% to $8.4 million, compared with $6.6 million for the prior year quarter.

Net loss was less than ($0.1) million for the quarter ended March 31, 2016, or $0.00 per share, compared with a net loss of ($0.3) million, or ($0.02) per share, in the prior year quarter. After adjusting for certain cash and non-cash items, non-GAAP net income for the quarter ended March 31, 2016 was $1.2 million, or $0.07 per diluted share, compared with $1.7 million, or $0.11 per diluted share in the prior year quarter.

Adjusted EBITDA for the quarter ended March 31, 2016 decreased approximately $0.2 million to $2.0 million, compared with $2.2 million for the quarter ended March 31, 2015.

See reconciliation tables below for non-GAAP metrics. These non-GAAP metrics may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to U.S. generally accepted accounting principles ("U.S. GAAP"). Any financial measure other than those prepared in accordance with U.S. GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

The Company's balance sheet at March 31, 2016 remains strong, with stockholders' equity of $101 million as of March 31, 2016, cash and cash equivalents of approximately $12.6 million, and adjusted working capital (which excludes obligations payable in stock) of approximately $16.5 million.

Conference Call and Webcast

The Company will host a conference call with members of the executive management team to discuss these results with additional comments and details at 5:30 p.m. Eastern Time on Monday, May 9, 2016. A webcast of the conference call will be available live on the Investor Relations section of Xcel's website at www.xcelbrands.com. Interested parties unable to access the conference call via the webcast may dial 888-401-4668. A replay of the conference call will be available on the Company website for 30 days following the event and can be accessed at 877-870-5176 using replay pin number 3214484.

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

About Xcel Brands

Xcel Brands, Inc. (NASDAQ:XELB) is a brand development and media company engaged in the design, production, licensing, marketing and direct-to-consumer sales of branded apparel, footwear, accessories, jewelry, home goods, and other consumer products, and the acquisition of dynamic consumer lifestyle brands. Xcel was founded by Robert W. D’Loren in 2011 with a vision to reimagine shopping, entertainment and social as one. Xcel owns and manages the Isaac Mizrahi, Judith Ripka, H Halston, and C. Wonder brands, pioneering an omnichannel sales strategy which includes the promotion and sale of products under its brands through direct-response television, internet, brick and mortar retail, and e-commerce channels. Headquartered in New York City, Xcel Brands is led by an executive team with significant retailing, licensing, design, and marketing experience, and a proven track record of success in elevating branded consumer products companies. With a team of over 70 designers and social media focused marketing executives, Xcel maintains control of product quality and promotion across all of its product categories and distribution channels. Xcel differentiates by design. www.xcelbrands.com

Forward Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "ongoing," "could," "estimates," "expects," "intends," "may," "appears," "suggests," "future," "likely," "goal," "plans," "potential," "projects," "predicts," "seeks," "should," "would," "guidance," "confident" or "will" or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding our anticipated revenue, expenses, profitability, strategic plans and capital needs. These statements are based on information available to us on the date hereof and our current expectations, estimates and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, including, without limitation, the risks discussed in the "Risk Factors" section and elsewhere in the Company's Annual Report on form 10-K for the year ended December 31, 2015 and its other filings with the SEC, which may cause our or our industry's actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

For further information please contact:

Hunter Wells / John Mills

ICR

646-277-1246

Hunter.wells@icrinc.com / John.mills@icrinc.com

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
	(Unaudited)
Assets
Current Assets:
Cash and cash equivalents	$12,586	$16,860
Accounts receivable, net	9,127	7,594
Prepaid expenses and other current assets	726	655
Total current assets	22,439	25,109
Property and equipment, net	973	871
Trademarks and other intangibles, net	112,041	112,323
Goodwill	12,371	12,371
Restricted cash	1,109	1,109
Other assets	287	343
Total non-current assets	126,781	127,017
Total Assets	$149,220	$152,126

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$2,263	$3,372
Deferred revenue	40	597
Current portion of long-term debt	7,864	8,918
Current portion of long-term debt, contingent obligations	-	250
Total current liabilities	10,167	13,137
Long-Term Liabilities:
Long-term debt, less current portion	30,793	31,860
Deferred tax liabilities, net	6,698	6,749
Other long-term liabilities	594	297
Total long-term liabilities	38,085	38,906
Total Liabilities	48,252	52,043

Commitments and Contingencies

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized, none issued and outstanding	-	-
Common stock, $.001 par value, 35,000,000 shares authorized at March 31, 2016 and
December 31, 2015, and 18,674,852 and 18,434,634 issued and outstanding at
March 31, 2016 and December 31, 2015, respectively	19	18
Paid-in capital	94,928	93,999
Retained earnings	6,021	6,066
Total Stockholders' Equity	100,968	100,083

Total Liabilities and Stockholders' Equity	$149,220	$152,126

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

	For the Three Months Ended March 31,
	2016	2015
Revenues
Net licensing revenue	$8,345	$6,524
Net e-commerce sales	47	67
Total revenues	8,392	6,591
Cost of goods sold	70	45
Gross profit	8,322	6,546

Operating expenses
Salaries, benefits and employment taxes	4,210	3,103
Other design and marketing costs	829	284
Other selling, general and administrative expenses	1,306	986
Stock-based compensation	1,212	1,013
Depreciation and amortization	426	262
Total operating expenses	7,983	5,648

Other expense
Loss on extinguishment of debt	-	611

Operating income	339	287

Interest and finance expense
Interest expense - term debt	311	312
Other interest and finance charges	124	199
Total interest and finance expense	435	511

Loss from continuing operations before income taxes	(96)	(224)

Income tax benefit	(51)	(106)

Loss from continuing operations	(45)	(118)

Loss from discontinued operations, net	-	(213)

Net loss	$(45)	$(331)

Basic and diluted net loss per share:
Continuing operations	$(0.00)	$(0.01)
Discontinued operations, net	0.00	(0.01)
Net loss	$(0.00)	$(0.02)

Basic and diluted weighted average common shares outstanding	18,458,748	14,069,419

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	For the Three Months Ended March 31,
	2016	2015

Cash flows from operating activities
Net loss	$(45)	$(331)
Adjustments to reconcile net loss to net cash
used in operating activities:
Loss from discontinued operations, net	-	213
Depreciation and amortization expense	426	262
Amortization of deferred finance costs	46	39
Stock-based compensation	1,212	1,013
Allowance for doubtful accounts	-	35
Amortization of note discount	80	155
Deferred income tax benefit	(51)	(340)
Tax benefit from vested stock grants and exercised options	-	(28)
Loss on extinguishment of debt	-	611
Changes in operating assets and liabilities:
Accounts receivable	(1,534)	(1,277)
Prepaid expenses and other assets	(66)	(175)
Accounts payable, accrued expenses and other current liabilities	(1,110)	(483)
Deferred revenue	(557)	12
Other liabilities	297	(57)
Net cash used in operating activities from continuing operations	(1,302)	(351)
Net cash used in operating activities from discontinued operations, net	-	(49)
Net cash used in operating activities	(1,302)	(400)

Cash flows from investing activities
Cash consideration for asset acquisition of the H Halston Brand	-	(14)
Purchase of property and equipment	(246)	(27)
Net cash used in investing activities	(246)	(41)

Cash flows from financing activities
Proceeds from exercise of stock options	20	-
Tax benefit from vested stock grants and exercised options	-	28
Shares repurchased including vested restricted stock in exchange for
withholding taxes	(302)	-
Payment of deferred finance costs	(69)	(10)
Payment of long-term debt	(2,125)	(1,000)
Payment of QVC earnout obligation	(250)	-
Payment of installment obligations related to the acquisition of the Ripka Brand	-	(900)
Net cash used in financing activities	(2,726)	(1,882)

Net decrease in cash and cash equivalents	(4,274)	(2,323)

Cash and cash equivalents, beginning of period	16,860	8,531

Cash and cash equivalents, end of period	$12,586	$6,208

Supplemental disclosure of non-cash activities:
Issuance of common stock as payment for a portion of the Ripka Seller Notes	$-	$2,400

Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	$112	$303
Cash paid during the period for interest	$270	$222

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Reconciliation of Non-GAAP measures

Non-GAAP net income:
	Quarter Ended March 31,
(amounts in thousands)	2016	2015

Net loss	$(45)	$(331)
Non-cash interest and finance expense	78	160
Stock-based compensation	1,212	1,013
Loss on extinguishment of debt	-	611
Loss from discontinued operations, net	-	213
Non-GAAP net income	$1,245	$1,666

Non-GAAP diluted EPS:
	Quarter Ended March 31,
	2016	2015

Basic and diluted loss per share	$-	$(0.02)
Non-cash interest and finance expense	$0.01	0.01
Stock-based compensation	$0.06	0.07
Loss on extinguishment of debt	$-	0.04
Loss from discontinued operations, net	$-	0.01
Non-GAAP diluted EPS	$0.07	$0.11

Weighted average shares - Non-GAAP Dilituve:
	Quarter Ended March 31,
	2016	2015

Basic weighted average shares	18,458,748	14,069,419
Effect of exercising warrants	650,433	971,874
Effect of exercising stock options	32,787	139,595
Weighted average shares - Non-GAAP Dilituve	19,141,968	15,180,888

Adjusted EBITDA:
	Quarter Ended March 31,
(amounts in thousands)	2016	2015

Net loss	$(45)	$(331)
Depreciation and amortization	426	262
Interest and finance expense	357	351
Non-cash interest expense from discounted debt related to asset acquisitions	78	160
Income tax benefit	(51)	(106)
State and local franchise taxes	25	29
Stock-based compensation	1,212	1,013
Loss on extinguishment of debt	-	611
Loss from discontinued operations, net	-	213
Other non-cash adjustments	-	1
Adjusted EBITDA	$2,002	$2,203

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Non-GAAP net income and non-GAAP diluted EPS are non-GAAP unaudited terms. We define non-GAAP net income as net income (loss), exclusive of stock-based compensation, non-cash interest and finance expense from discounted debt related to acquired assets, gain on the reduction of contingent obligations, loss on extinguishment of debt, other non-cash adjustments, and loss from discontinued operations, net. Non-GAAP net income and non-GAAP diluted EPS do not include the tax effect of the reconciling items.

Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income (loss) before stock-based compensation, interest expense and other financing costs (including gain (loss) on extinguishment of debt), income taxes, other state and local franchise taxes, depreciation and amortization, gain on the reduction of contingent obligations, other non-cash adjustments, and loss from discontinued operations.

Management uses non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to our results of operations. Management believes non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are also useful because they provide supplemental information to assist investors in evaluating our financial results. Non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA should not be considered in isolation or as alternatives to net income (loss), earnings per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Given that non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are financial measures not deemed to be in accordance with GAAP and are susceptible to varying calculations, our non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA in a different manner than we calculate these measures. In evaluating non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this document. Our presentation of non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and not rely on any single financial measure.

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM